[ERNST & YOUNG LLP LETTERHEAD]


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Accountants", in Post-Effective Amendment No. 9 to the Registration Statement (Form N-1A) and related Statement of Additional Information of Guinness Flight Investment Funds.


                                                     /s/ERNST & YOUNG LLP


Los Angeles, California
August 19, 1997